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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 12, 2004
                                                         ----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                       1-8769                     31-4362899
------------------       -----------------------         ------------------
(State or other          (Commission File                  (IRS Employer
jurisdiction of                 Number)                  Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
              -----------------------------------------------------
                         (Former name or former address,
                          if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c)      Exhibits.

                  Exhibit No.         Description
                  -----------         -----------

                             99       News Release issued by R. G. Barry
                                      Corporation on August 12, 2004



ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On August 12, 2004, R. G. Barry Corporation issued a news release reporting operating results for its second quarter ended July 3, 2004. A copy of the news release is attached as Exhibit 99 hereto.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               R. G. BARRY CORPORATION



Dated: August 12, 2004         By:  /s/ Daniel D. Viren
                                   ---------------------------
                                   Daniel D. Viren
                                   Senior Vice President - Finance, Chief
                                   Financial Officer, Secretary and Treasurer

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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 12, 2004

                             R. G. Barry Corporation


Exhibit No.       Description
-----------       -----------

     99 News Release issued by R. G. Barry Corporation on August 12, 2004